UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

ANNUAL REPORT August 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2021, through August 31, 2022, as provided by the fund’s primary portfolio managers, Kevin Cronk and Chris Barris of Alcentra NY, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2022, BNY Mellon Floating Rate Income Fund’s (the “fund”) Class A shares produced a total return of −.83%, Class C shares returned −1.54%, Class I shares returned −.56% and Class Y shares returned −.45%.1 The fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 0.18% for the same period.2

Floating-rate loan prices came under pressure from concerns regarding future economic growth as the U.S. Federal Reserve (the “Fed”) moved aggressively to hike interest rates to combat inflation. The fund underperformed the Index, largely due to the negative impact of an allocation to high yield bonds and collateralized loan obligations (CLOs).

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Risk Assets Retreat on Inflationary Pressures

The reporting period began amid increasing inflationary pressures due to rising energy and commodity prices and global supply-chain disruptions. The Fed, which expressed increasingly hawkish sentiments prior to the start of the period, indicated in September 2021 a willingness to consider reducing accommodative policies sooner rather than later due to the unexpected level and persistence of inflationary forces affecting the economy. As inflationary pressures continued to mount, Fed rhetoric grew increasingly emphatic. Increasing tensions between Russia and Ukraine in early 2022 and the eventual invasion of Ukraine by its larger neighbor further undermined investor sentiment and pressured international credit markets. The Fed began to take concrete action soon thereafter, raising the fed funds rate by 0.25% in March, 0.50% in May, 0.75% in June and another 0.75% in July—its most aggressive series of rate increases in decades. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

Most U.S. bond prices trended lower, spreads widened, and yields crept higher as interest rates rose throughout the period. The benchmark 10-year Treasury bond yield rose from 1.5% in late 2021 to nearly 3.5% in June 2022 before retreating slightly in the final months of the reporting period. Floating-rate loans performed relatively well, as rising short-term interest rates bolstered floating-rate coupons tied to LIBOR (the London Interbank Offered Rate) and SOFOR (the Secured Overnight Financing Rate). However, concerns regarding the impact of rising interest rates on economic growth and the possibility of recession constrained floating-rate loan performance, particularly in May and June. From a credit ratings perspective, higher-rated, higher-quality issues tended to outperform lower-rated loans, reflective of the market’s increasing aversion to risk. Among industry sectors, traditionally defensive sectors outperformed, while sectors that had previously benefited from pandemic recovery trends, such as travel and entertainment, trailed.

High Yield and CLO Exposure Detracted from Relative Returns

Although the fund delivered strong performance on several fronts, outperforming the Index in terms of sector allocation and security selection, relative returns lagged due to small, out-of-benchmark positions in high yield bonds and CLOs. The fund trimmed its high yield bond exposure during the period. Relative returns benefited from the fund’s assertive shift in 2022 away from an emphasis on pandemic-sensitive industry areas, such as travel, entertainment and leisure, as well as cyclicals and credit exposed to rising energy and other commodity costs, such as building materials, chemicals and packaging. Instead, the fund emphasized defensive industries, such as cable, high-quality broadcasters and telecommunications. Relative returns also benefited slightly from the fund’s decreased exposure to lower-rated CCC and B issues and increased, but still underweight, exposure to higher-quality BB-rated issues. The fund also added value by making opportunistic investments in European non-dollar loans that were similar in other respects to U.S.-based loans, taking advantage of international market inefficiencies to add marginal performance while controlling potential currency risks through the use of currency-forward derivatives. The effectiveness of the fund’s fundamental credit analysis was illustrated by our decision to avoid both Diamond Sports and Envision Health, two major issuers that encountered company-specific problems that undermined the prices of their loans.

Remaining Cautious Amid Uncertainty

As of the end of the reporting period, we see clear signs that the Fed’s moves to raise rates and reduce its balance sheet have had an impact on U.S. economic growth. While we believe it is too soon to know if a recession is likely, we do expect corporate default rates to increase from current record lows. Accordingly, the fund is maintaining a cautious posture, avoiding companies and credits we believe are overleveraged and vulnerable to default, and emphasizing issues that appear insulated from slowing economic growth. We believe

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

floating-rate loans remain an attractive asset class in the prevailing environment of rising interest rates.

September 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

² Source: FactSet – The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the leveraged loan market. Investors cannot invest directly in any index.

Floating-rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $10,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $10,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $1,000,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $1,000,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2022
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	-3.26%	1.85%	2.27%
without sales charge	9/27/13	-.83%	2.37%	2.56%
Class C shares
with applicable redemption charge†	9/27/13	-2.50%	1.61%	1.79%
without redemption	9/27/13	-1.54%	1.61%	1.79%
Class I shares	9/27/13	-.56%	2.63%	2.83%
Class Y shares	9/27/13	-.45%	2.67%	2.86%
Credit Suisse Leveraged Loan Index	9/30/13	.18%	3.54%	3.75%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Indices on 9/30/13 is used as the beginning value on 9/27/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from March 1, 2022 to August 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.15	$8.89	$3.91	$3.66
Ending value (after expenses)	$985.50	$982.10	$986.90	$986.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.24	$9.05	$3.97	$3.72
Ending value (after expenses)	$1,020.01	$1,016.23	$1,021.27	$1,021.53
†

Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5%
Automobiles & Components - .1%
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	1,510,000		1,131,315
Building Materials - .1%
Eco Material Technologies Inc., Sr. Scd. Notes		7.88	1/31/2027	1,370,000	[b]	1,279,640
Chemicals - .2%
Kobe US Midco 2 Inc., Sr. Unscd. Notes		9.25	11/1/2026	1,146,000	[b,c]	945,450
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	520,000		438,528
					1,383,978
Collateralized Loan Obligations Debt - 3.2%
Arbour VII DAC CLO, Ser. 7A, CI. E, 3 Month EURIBOR +6.40%	EUR	6.40	3/15/2033	1,000,000	[b,d]	877,732
Ares European XII DAC CLO, Ser. 12A, Cl. E, 3 Month EURIBOR +6.10%	EUR	6.15	4/20/2032	1,450,000	[b,d]	1,266,484
Barings Euro DAC CLO, Ser. 2014-2A, Cl. FR, 3 Month EURIBOR +7.00%	EUR	7.47	11/25/2029	2,000,000	[b,d]	1,662,785
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		8.01	4/15/2031	2,900,000	[b,d]	2,533,971
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, 3 Month LIBOR +6.70%		9.41	4/20/2031	1,000,000	[b,d]	914,376
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, 3 Month LIBOR +6.60%		9.31	12/19/2032	2,000,000	[b,d]	1,849,174
CBAM Ltd. CLO, Ser. 2021-14A, Cl. E, 3 Month LIBOR +6.50%		9.21	4/20/2034	1,500,000	[b,d]	1,316,002
CIFC Funding IV Ltd. CLO, Ser. 2020-4A, Cl. E, 3 Month LIBOR +6.85%		9.36	1/15/2034	1,180,000	[b,d]	1,112,030
Euro-Galaxy VII DAC CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.35	7/25/2035	1,175,000	[b,d]	1,004,992
KKR 23 Ltd. CLO, Ser. 23, Cl. E, 3 Month LIBOR +6.00%		8.71	10/20/2031	2,000,000	[b,d]	1,768,518
KKR 26 Ltd. CLO, Ser. 26, Cl. ER, 3 Month LIBOR +7.15%		9.66	10/15/2034	1,000,000	[b,d]	921,337
KKR 27 Ltd. CLO, Ser. 27A, CI. ER, 3 Month TSFR +6.50%		8.83	10/15/2032	2,000,000	[b,d]	1,779,748
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		8.76	4/19/2030	1,000,000	[b,d]	913,961
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		8.79	4/17/2031	2,000,000	[b,d]	1,586,300

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5% (continued)
Collateralized Loan Obligations Debt - 3.2% (continued)
Rockford Tower Europe DAC CLO, Ser. 2019-1A, Cl. E, 3 Month EURIBOR +6.03%	EUR	6.08	1/20/2033	1,000,000	[b,d]	878,301
Sound Point XXXIII Ltd. CLO, Ser. 2022-1A, Cl. E, 3 Month TSFR +6.70%		9.24	4/25/2035	2,000,000	[b,d]	1,729,750
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00%	EUR	6.00	1/17/2032	1,000,000	[b,d]	868,628
Trimaran CAVU Ltd. CLO, Ser. 2019-1A, CI. E, 3 Month LIBOR +7.04%		9.75	7/20/2032	2,840,000	[b,d]	2,492,415
Tymon Park DAC CLO, Ser. 2019-1A, Cl. DRR, 3 Month EURIBOR +6.16%	EUR	6.20	7/21/2034	2,000,000	[b,d]	1,728,160
					27,204,664
Consumer Discretionary - .4%
NCL Ltd., Sr. Scd. Notes		5.88	2/15/2027	1,800,000	[b]	1,633,842
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,755,000	[b,e]	1,445,342
					3,079,184
Diversified Financials - .2%
PennyMac Financial Services Inc., Gtd. Notes		5.38	10/15/2025	2,000,000	[b]	1,832,960
Energy - .4%
CQP Holdco LP, Sr. Scd. Notes		5.50	6/15/2031	1,750,000	[b]	1,550,657
CVR Energy Inc., Gtd. Bonds		5.25	2/15/2025	2,000,000	[b]	1,889,643
					3,440,300
Health Care - .2%
Centene Corp., Sr. Unscd. Notes		3.38	2/15/2030	1,500,000		1,288,343
Industrial - .2%
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	1,564,000	[b,c]	1,491,047
Internet Software & Services - .4%
Match Group Holdings II LLC, Sr. Unscd. Notes		3.63	10/1/2031	1,264,000	[b]	990,437
Northwest Fiber LLC, Sr. Scd. Notes		4.75	4/30/2027	2,873,000	[b]	2,509,767
					3,500,204
Materials - .2%
Kleopatra Finco SARL, Sr. Scd. Bonds	EUR	4.25	3/1/2026	1,000,000	[b]	857,204
Mauser Packaging Solutions Holding Co., Sr. Unscd. Notes		7.25	4/15/2025	1,286,000	[b]	1,172,498
					2,029,702
Media - .5%
Charter Communications Operating LLC, Sr. Scd. Notes		5.05	3/30/2029	1,500,000		1,446,191
DISH DBS Corp., Gtd. Notes		5.88	11/15/2024	2,500,000		2,265,525

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5% (continued)
Media - .5% (continued)
TEGNA Inc., Gtd. Notes		5.00	9/15/2029	947,000		908,074
					4,619,790
Real Estate - .2%
Starwood Property Trust Inc., Sr. Unscd. Notes		3.75	12/31/2024	2,000,000	[b]	1,867,208
Retailing - .2%
The Michaels Companies, Sr. Scd. Notes		5.25	5/1/2028	2,000,000	[b]	1,536,700
Technology Hardware & Equipment - .1%
Banff Merger Sub Inc., Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,100,000	[b]	1,043,883
Telecommunication Services - .5%
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	1,321,000	[b]	1,044,825
Connect Finco SARL, Sr. Scd. Notes		6.75	10/1/2026	1,500,000	[b]	1,377,337
Matterhorn Telecom SA, Sr. Scd. Notes	EUR	3.13	9/15/2026	2,000,000	[b]	1,775,095
					4,197,257
Utilities - .4%
NRG Energy Inc., Gtd. Notes		3.63	2/15/2031	1,500,000	[b]	1,193,325
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	2,160,000	[b,f]	1,995,322
					3,188,647
Total Bonds and Notes (cost $71,646,133)				64,114,822

Floating Rate Loan Interests - 86.4%
Advertising - 2.5%
ABG Intermediate Holdings 2, 2021 Refinancing Term Loan, 1 Month LIBOR +3.25%		5.77	9/29/2024	2,654,259	[d]	2,627,384
ABG Intermediate Holdings 2, First Lien Tranche B-1 Term Loan, 1 Month Term SOFR +3.60%		5.93	12/21/2028	851,729	[d]	833,630
ABG Intermediate Holdings 2, Second Lien Initial Term Loan, 1 Month Term SOFR +6.10%		8.56	12/20/2029	1,540,000	[d]	1,455,300
Advantage Sales & Marketing, Term Loan B-1, 1 Month LIBOR +4.50%		6.88	10/28/2027	2,849,256	[d]	2,686,022
CB Poly Holdings Inc., Initial Term Loan, 3 Month Term SOFR +5.50%		7.55	5/20/2029	2,500,000	[d]	2,387,500
Clear Channel Outdoor Holdings, Term Loan B, 1-3 Month LIBOR +3.50%		6.31	8/21/2026	2,919,427	[d]	2,711,418
Dotdash Meredith Inc., Term Loan B, 1 Month Term SOFR +4.00%		6.41	12/1/2028	2,548,665	[d]	2,376,630

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Advertising - 2.5% (continued)
Summer BC Holdco B SARL, USD Additional Facility Term Loan B-2, 3 Month LIBOR +4.50%		6.75	12/4/2026	2,230,980	[d]	2,169,628
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B, 1 Month LIBOR +3.50%		6.02	12/17/2026	4,420,414	[d]	4,302,809
					21,550,321
Aerospace & Defense - 1.0%
Propulsion BC Finco, Term Loan, 3 Month Term SOFR +4.00%		4.50	2/10/2029	4,508,332	[d]	4,373,082
TransDigm Inc., Tranche Refinancing Term Loan F, 1 Month LIBOR +2.25%		4.77	12/9/2025	4,494,885	[d]	4,388,716
					8,761,798
Airlines - 1.2%
AAdvantage Loyalty LP, Initial Term Loan, 3 Month LIBOR +4.75%		7.46	4/20/2028	5,660,455	[d]	5,587,350
Mileage Plus Holdings, Initial Term Loan, 3 Month LIBOR +5.25%		7.31	6/20/2027	4,800,000	[d]	4,890,000
					10,477,350
Automobiles & Components - .5%
Clarios Global LP, First Lien Amendment No. 1 Euro Term Loan, 1 Month EURIBOR +3.25%	EUR	3.34	4/30/2026	4,525,755	[d]	4,406,391
Beverage Products - .2%
Naked Juice, Initial Term Loan, 3 Month Term SOFR +3.25%		5.54	1/24/2029	2,000,000	[d]	1,924,280
Building Materials - 1.1%
Cornerstone Building, New Term Loan B, 1 Month LIBOR +3.25%		5.64	4/12/2028	5,185,386	[d]	4,672,033
CP Atlas Buyer Inc., Term Loan B, 1 Month LIBOR +3.75%		6.27	11/23/2027	4,894	[d]	4,553
Tamko Building Products Inc., Initial Term Loan, 3 Month LIBOR +3.00%		5.71	5/31/2026	1,974,309	[d]	1,909,216
Watlow Electric Manufacturing, Term Loan B, 1 Month LIBOR +3.75%		6.27	3/2/2028	2,893,938	[d]	2,847,997
					9,433,799
Chemicals - 2.1%
Aruba Investment Holding, First Lien Initial Dollar Term Loan, 1 Month LIBOR +4.00%		6.44	11/24/2027	2,194,683	[d]	2,117,869
Flexsys Holdings Inc., Initial Term Loan, 1 Month LIBOR +5.25%		7.77	11/1/2028	2,962,575	[d]	2,697,810

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Chemicals - 2.1% (continued)
Herens US Holdco Corp., USD Facility Term Loan B, 3 Month LIBOR +4.00%		6.25	7/3/2028	2,391,664	[d]	2,217,276
LSF11 Skyscraper Holdco, USD Facility Term Loan B-3, 3 Month LIBOR +3.50%		5.75	9/30/2027	4,003,413	[d]	3,928,369
Natgasoline, Initial Term Loan, 1 Month LIBOR +3.50%		6.06	11/14/2025	3,430,990	[d]	3,362,371
Olympus Water US Holding Corp., Initial Dollar Term Loan, 3 Month LIBOR +3.75%		6.06	11/9/2028	2,150,576	[d]	2,075,984
Polar US Borrower LLC, Initial Term Loan, 3 Month LIBOR +4.75%		7.21	10/15/2025	1,832,697	[d]	1,658,591
					18,058,270
Commercial & Professional Services - 9.6%
Adtalem Global Education, Term Loan B, 1 Month LIBOR +4.00%		6.37	8/12/2028	2,190,098	[d]	2,173,125
Albion Acquisitions Ltd., Term Loan B, 3 Month EURIBOR +5.25%	EUR	5.38	7/31/2026	2,000,000	[d]	1,945,111
Albion Acquisitions Ltd., Term Loan B, 3 Month LIBOR +5.25%		8.01	7/31/2026	1,809,091	[d]	1,741,250
American Auto Auction, First Lien Tranche Term Loan B, 3 Month Term SOFR +5.15%		7.20	12/30/2027	3,034,750	[d]	2,833,698
APX Group Inc., Initial Term Loan, 1 Month LIBOR +3.25% & 3 Month PRIME +2.25%		6.69	7/9/2028	4,031,219	[d]	3,938,300
Avis Budget Car Rental LLC, Tranche Term Loan C, 3 Month Term SOFR +3.50%		6.06	3/16/2029	4,998,355	[d]	4,920,281
AVSC Holding Corp., Term Loan B-1, 3 Month LIBOR +3.25%		4.86	3/1/2025	2,399,332	[d]	2,224,264
BCP V Modular Services, Facility B Term Loan, 3 Month EURIBOR +4.50%	EUR	4.50	12/31/2028	1,500,000	[d]	1,410,279
Belron Finance Ltd., Euro Third Incremental Term Loan, 3 Month EURIBOR +2.50%	EUR	2.77	4/30/2028	2,000,000	[d]	1,931,182
Cast & Crew LLC, First Lien Incremental Facility No. 2 Term Loan, 1 Month Term SOFR +3.75%		6.21	12/30/2028	187,269	[d]	184,109
Cast & Crew LLC, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.02	2/7/2026	2,244,947	[d]	2,208,467
CHG Healthcare Services Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.25%		3.75	9/30/2028	3,000,000	[d]	2,932,620

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Commercial & Professional Services - 9.6% (continued)
Creative Artists Agency LLC, Incremental Term Loan, 1 Month LIBOR +3.75%		6.27	11/26/2026	4,424,248	[d]	4,388,301
EAB Global Inc., Term Loan, 1-3 Month LIBOR +3.50%		6.16	8/16/2028	5,069,525	[d]	4,890,824
Electro Rent Corp., First Lien Initial Term Loan, 3 Month LIBOR +5.00%		7.73	1/31/2024	2,399,455	[d]	2,375,461
Element Materials Technology, Delayed Draw Term Loan B, 3 Month LIBOR +1.00%		1.00	6/24/2029	817,667	[d,g]	806,935
Element Materials Technology, Initial USD Term Loan B, 3 Month Term SOFR +4.25%		6.36	6/24/2029	1,771,611	[d]	1,748,359
Employbridge LLC, Term Loan B, 3 Month LIBOR +4.75%		7.00	7/19/2028	737,976	[d]	669,529
Ensemble RCM LLC, Closing Date Term Loan, 3 Month LIBOR +3.75%		4.99	8/1/2026	2,941,029	[d]	2,880,370
MPH Acquisition Holdings, Initial Term Loan, 3 Month LIBOR +4.25%		7.32	9/1/2028	2,000,000	[d]	1,897,140
National Intergovernment, First Lien Initial Term Loan, 3 Month LIBOR +3.50%		5.75	5/23/2025	3,100,768	[d]	3,047,482
Praesidiad Ltd., Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	4.00	10/4/2024	1,500,000	[d]	1,285,080
Pre-Paid Legal Services, First Lien Initial Term Loan, 1-3 Month LIBOR +3.75%		6.82	12/15/2028	3,340,777	[d]	3,259,362
Prime Security Services Borrower, 2021 Refinancing Term Loan B-1, 1 Month LIBOR +2.75%		5.11	9/23/2026	4,500,000	[d]	4,407,187
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, 1 Month LIBOR +4.00%		6.52	7/8/2028	1,089,350	[d]	1,055,307
Safe Fleet Holdings LLC, 2022 Initial Term Loan, 1 Month Term SOFR +3.85%		6.15	2/23/2029	2,473,393	[d]	2,427,796
The Hertz Corp., Initial Term Loan B, 1 Month LIBOR +3.25%		5.78	6/30/2028	1,941,444	[d]	1,901,702
The Hertz Corp., Initial Term Loan C, 1 Month LIBOR +3.25%		5.78	6/30/2028	369,583	[d]	362,018
Trans Union LLC, 2021 Incremental Term Loan B-6, 1 Month LIBOR +2.25%		4.77	12/1/2028	2,028,822	[d]	1,994,768
Vaco Holdings LLC, Initial Term Loan, 3 Month Term SOFR +5.00%		7.20	1/21/2029	2,603,308	[d,g]	2,561,004

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Commercial & Professional Services - 9.6% (continued)
Verscend Holding Corp., New Term Loan B, 1 Month LIBOR +4.00%		6.52	8/27/2025	6,044,516	[d]	6,016,832
WMB Holdings Inc., Term Loan B, 1 Month LIBOR +3.25%		3.75	8/9/2029	2,831,195	[d]	2,792,266
WP/AP Holdings, Facility Term Loan B, 2 Month EURIBOR +4.00%	EUR	4.15	11/18/2028	2,000,000	[d]	1,951,281
					81,161,690
Consumer Discretionary - 5.6%
AI Aqua Merger Sub Inc., Delayed Draw Term Loan, 1 Month Term SOFR +4.00%		4.50	7/30/2028	698,550	[d,g]	673,521
AI Aqua Merger Sub Inc., Term Loan, 1 Month Term SOFR +4.00%		4.50	7/30/2028	3,073,621	[d]	2,963,493
Allen Media LLC, Term Loan B, 3 Month Term SOFR +5.50%		7.70	2/10/2027	3,147,253	[d]	2,776,271
AP Gaming I LLC, Term Loan B, 3 Month Term SOFR +4.00%		6.20	2/15/2029	4,116,156	[d]	4,023,542
Banijay Entertainment, Facility Term Loan B, 3 Month EURIBOR +3.75%	EUR	3.75	3/1/2025	1,500,000	[d]	1,481,218
Caesars Resort Collection, Term Loan B-1, 1 Month LIBOR +3.50%		6.02	7/20/2025	3,996,804	[d]	3,972,823
Carnival Corp., 2021 Advance Incremental Term Loan B, 6 Month LIBOR +3.25%		6.13	10/18/2028	1,027,205	[d]	963,004
Carnival Corp., EUR Senior Secured Term Loan B, 3-6 Month EURIBOR +3.86%	EUR	3.86	6/30/2025	1,481,108	[d]	1,444,561
Crown Finance US Inc., Initial Term Loan B-1, 6 Month LIBOR +8.25%		8.25	5/23/2024	2,167,543	[c]	2,507,577
Dealer Tire LLC, Term Loan B-1, 1 Month LIBOR +4.25%		6.77	12/12/2025	3,736,517	[d]	3,719,703
Everi Holdings Inc., Term Loan B, 3 Month LIBOR +2.50%		4.75	8/3/2028	1,994,975	[d]	1,971,973
Fertitta Entertainment, Initial Term Loan B, 1 Month Term SOFR +4.00%		6.46	1/27/2029	2,493,750	[d]	2,403,514
Great Canadian Gaming Co., Term Loan B, 3 Month LIBOR +4.00%		6.10	11/1/2026	2,768,292	[d]	2,719,847
Scientific Games Holdings, Term Loan B-2, 3 Month Term SOFR +3.50%		5.61	4/4/2029	5,904,639	[d]	5,703,734
Scientific Games International, Initial Term B Loan, 1 Month Term SOFR +3.00%		5.41	4/14/2029	4,437,153	[d]	4,373,369

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Consumer Discretionary - 5.6% (continued)
Tecta America Corp., First Lien Initial Term Loan, 1 Month LIBOR +4.25%		6.77	4/9/2028	3,540,094	[d]	3,436,847
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.02	12/15/2024	2,339,297	[d]	2,275,692
					47,410,689
Consumer Staples - .5%
Kronos Acquisition Holdings, Tranche Term Loan B-1, 3 Month LIBOR +3.75%		6.82	12/22/2026	4,601,516	[d]	4,454,268
Diversified Financials - 2.6%
Apex Group Treasury Ltd., EUR Term Loan, 3 Month EURIBOR +4.00%	EUR	4.26	7/27/2028	2,500,000	[d]	2,440,772
BHN Merger Sub Inc., First Lien Term Loan, 3 Month Term SOFR +3.00%		5.05	6/15/2025	4,315,986	[d]	4,162,229
Paysafe Holdings US, Facility Term Loan B-2, 1 Month EURIBOR +3.00%	EUR	3.12	6/24/2028	1,974,648	[d]	1,824,676
Russell Investments US, New 2025 Term Loan, 6 Month LIBOR +3.50%		5.00	5/30/2025	5,227,690	[d]	4,964,685
Tegra118 Wealth Solutions, Initial Term Loan, 3 Month LIBOR +4.00%		6.96	2/18/2027	3,761,970	[d]	3,639,706
VFH Parent LLC, Initial Term Loan, 1 Month Term SOFR +3.00%		5.40	1/13/2029	4,750,000	[d]	4,641,130
					21,673,198
Energy - 2.8%
Brazos Delaware II LLC, Initial Term Loan, 1 Month LIBOR +4.00%		6.37	5/29/2025	2,953,210	[d]	2,931,430
CQP Holdco LP, Initial Term Loan, 3 Month LIBOR +3.75%		6.00	6/4/2028	4,436,362	[d]	4,362,053
Freeport LNG Investments, Initial Term Loan B, 3 Month LIBOR +3.50%		6.21	12/21/2028	3,183,122	[d]	3,064,200
GIP III Stetson I LP, Initial Term Loan, 1 Month LIBOR +4.25%		6.77	7/18/2025	2,384,645	[d]	2,293,242
Oryx Midstream Services, Term Loan B, 3 Month LIBOR +3.25%		6.21	10/5/2028	3,543,447	[d]	3,491,039
Traverse Midstream Partners, Advance Term Loan, 3 Month Term SOFR +4.25%		5.95	9/27/2024	4,919,676	[d]	4,893,036

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Energy - 2.8% (continued)
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		9.13	6/21/2026	2,476,117	[d]	2,438,084
					23,473,084
Environmental Control - 1.6%
Filtration Group Corp., Initial Euro Term Loan, 3 Month EURIBOR +3.50%	EUR	3.50	3/29/2025	2,471,232	[d]	2,412,078
GFL Environmental Inc., 2020 Term Loan, 3 Month LIBOR +3.00%		4.24	5/31/2025	2,000,000	[d]	1,993,330
Northstar Group Services, Term Loan B, 1 Month LIBOR +5.50%		8.02	11/12/2026	2,201,771	[d]	2,163,240
Packers Holdings LLC, Initial Term Loan, 1 Month LIBOR +3.25%		5.63	3/9/2028	3,245,997	[d]	3,085,320
Waterlogic USA Holdings, Facility Term Loan B-2, 1 Month LIBOR +4.75%		7.27	8/12/2028	4,117,115	[d]	4,075,943
					13,729,911
Food Products - 1.3%
BCPE North Star US Holdco, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.25	6/10/2028	2,338,708	[d]	2,223,597
Primary Products Finance, Term Loan, 3 Month Term SOFR +4.15%		6.23	4/1/2029	3,639,702	[d]	3,566,617
Sovos Brands Intermediate, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.02	6/8/2028	5,268,925	[d]	5,105,588
					10,895,802
Food Service - .3%
TKC Holdings Inc., Term Loan, 6 Month LIBOR +5.50%		7.00	5/14/2028	2,904,650	[d]	2,615,550
Health Care - 10.4%
Agiliti Health Inc., Amendment No. 2 Term Loan, 1 Month LIBOR +2.75%		5.13	1/4/2026	123,548	[d]	121,077
Agiliti Health Inc., Term Loan, 1 Month LIBOR +2.75%		5.13	1/4/2026	4,540,855	[d]	4,450,038
Air Methods Corp., Initial Term Loan, 3 Month LIBOR +3.50%		5.75	4/21/2024	2,915,874	[d]	2,498,539
Albany Molecular Research, Term Loan, 1-3 Month LIBOR +3.75%		6.41	8/30/2026	3,980,981	[d]	3,849,669
Auris Luxembourg III SA, Facility Term Loan B-2, 6 Month LIBOR +3.75%		5.58	2/21/2026	4,892,960	[d]	4,615,701
CAB SELARL, Facility Term Loan B, 3 Month EURIBOR +2.75%	EUR	3.03	2/9/2028	1,500,000	[d]	1,414,884

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Health Care - 10.4% (continued)
Change Healthcare Holdings, Closing Date Term Loan, 1 Month LIBOR +2.50%		5.02	3/1/2024	4,000,000	[d]	3,982,220
Chrome Bidco SASU, Incremental TLC Facility Term Loan, 3 Month EURIBOR +4.00%	EUR	4.00	2/16/2029	2,000,000	[d]	1,954,889
Diaverum Holding SARL, Facility Term Loan B, 6 Month EURIBOR +3.25%	EUR	3.48	7/31/2024	2,000,000	[d]	1,928,248
Electron Bidco Inc., Initial Term Loan, 1 Month LIBOR +3.00%		5.52	11/1/2028	3,951,524	[d]	3,863,543
Financiere Mendel SASU, Term Loan, 6 Month EURIBOR +4.25%	EUR	4.25	4/12/2026	3,000,000	[d]	2,964,397
Gainwell Acquisition Corp., Term Loan B, 3 Month LIBOR +4.00%		6.25	10/1/2027	4,095,175	[d]	4,013,292
Global Medical Response, 2020 Term Loan, 1 Month LIBOR +4.25%		6.62	10/2/2025	3,250,500	[d]	2,989,436
Inovie, Senior Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	4.00	3/3/2028	2,500,000	[d]	2,420,359
LifePoint Health Inc., First Lien Term Loan B, 1 Month LIBOR +3.75%		6.27	11/16/2025	1,916,572	[d]	1,861,768
MED ParentCo LP, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		6.77	8/31/2026	3,849,895	[d]	3,443,269
Medline Borrower LP, Initial Dollar Term Loan, 1 Month LIBOR +3.25%		5.77	10/21/2028	3,448,086	[d]	3,298,456
Organon & Co., Euro Term Loan, 3 Month EURIBOR +3.00%	EUR	3.00	6/2/2028	2,000,000	[d]	1,954,939
Organon & Co., Senior Secured Dollar Term Loan, 3 Month LIBOR +3.00%		4.63	6/2/2028	4,072,533	[d]	4,036,898
Pathway Vet Alliance LLC, 2021 Replacement Term Loan, 3 Month LIBOR +3.75%		6.00	3/31/2027	3,007,379	[d]	2,846,485
PetVet Care Centers LLC, 2021 First Lien New Term Loan, 1 Month LIBOR +3.50%		6.02	2/15/2025	1,250,310	[d]	1,214,889
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		8.77	2/15/2026	1,488,652	[d]	1,447,714
Phoenix Newco Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.25%		5.77	11/15/2028	4,363,374	[d]	4,260,355

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Health Care - 10.4% (continued)
Pluto Acquisition I Inc., 2021 First Lien Term Loan, 3 Month LIBOR +4.00%		6.08	6/20/2026	3,476,056	[d]	3,024,169
Resonetics LLC, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.37	4/28/2028	3,255,449	[d]	3,145,578
Sharp Midco LLC, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.25	1/20/2029	3,927,485	[d]	3,819,479
Surgery Center Holdings Inc., 2021 New Term Loan, 1 Month LIBOR +3.75%		6.14	8/31/2026	5,286,143	[d]	5,145,505
Team Health Holdings Inc., Extended Term Loan, 1 Month Term SOFR +5.25%		7.71	2/2/2027	3,144,242	[d]	2,819,347
Team Health Holdings Inc., Initial Term Loan, 1 Month LIBOR +2.75%		5.27	2/6/2024	1,000,000	[d]	948,125
WCG Purchaser Corp., First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		6.39	1/8/2027	4,334,668	[d]	4,246,175
					88,579,443
Industrial - 3.1%
Brown Group Holding LLC, Incremental Facility Term Loan B-2, 1 Month Term SOFR +3.75%		6.21	6/9/2029	2,408,604	[d]	2,382,796
KP Germany Erste GmbH, Facility Term Loan B, 6 Month EURIBOR +4.75%	EUR	5.78	2/9/2026	2,000,000	[d]	1,838,596
Osmose Utilities Services, First Lien Initial Term Loan, 3 Month LIBOR +3.25%		5.77	6/22/2028	2,617,582	[d]	2,504,464
Pro Mach Group Inc., Initial Term Loan, 1 Month LIBOR +4.00%		6.45	8/31/2028	4,153,128	[d]	4,071,519
Qualtek USA LLC, Tranche Term Loan B, 3 Month LIBOR +6.25%		9.06	7/18/2025	2,349,277	[d]	1,825,835
Restaurant Technologies Inc., Initial Term Loan, 3 Month Term SOFR +4.25%		6.30	4/1/2029	3,963,110	[d]	3,887,811
SPX FLOW Inc., Term Loan, 1 Month Term SOFR +4.60%		7.06	4/5/2029	3,379,741	[d]	3,214,979
Titan Acquisition Ltd., Initial Term Loan, 6 Month LIBOR +3.00%		5.88	3/28/2025	1,964,293	[d]	1,873,719
TK Elevator Midco GmbH, Repriced Term Loan, 6 Month EURIBOR +3.63%	EUR	4.26	7/31/2027	2,000,000	[d]	1,925,946

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Industrial - 3.1% (continued)
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		6.25	3/8/2025	2,968,250	[d]	2,736,964
					26,262,629
Information Technology - 9.9%
Aristocrat Technologies, Term Loan B, 3 Month Term SOFR +2.35%		4.40	5/24/2029	2,464,387	[d]	2,442,824
Ascend Learning LLC, Initial Term Loan, 1 Month LIBOR +3.50%		6.02	12/10/2028	2,540,774	[d]	2,430,251
Boxer Parent Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR +3.75%		6.27	10/2/2025	4,619,937	[d]	4,471,337
CCC Intelligent Solutions, Initial Term Loan, 3 Month LIBOR +2.25%		3.26	9/21/2028	3,500,000	[d]	3,440,202
Central Parent Inc., Initial Term Loan, 3 Month Term SOFR +4.50%		6.61	7/6/2029	4,194,337	[d]	4,097,343
Cornerstone Ondemand Inc., Initial Term Loan, 1 Month LIBOR +3.75%		6.27	10/15/2028	4,483,558	[d]	4,231,358
CT Technologies, 2021 Reprice Term Loan, 1 Month LIBOR +4.25%		6.77	12/16/2025	2,958,658	[d]	2,820,903
DCert Buyer Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.90	10/16/2026	4,848,129	[d]	4,731,653
DCert Buyer Inc., Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		9.90	2/16/2029	1,000,000	[d]	955,750
DTI Holdco Inc., Initial Term Loan, 3 Month Term SOFR +4.75%		7.33	4/26/2029	3,400,000	[d]	3,261,280
Dun & Bradstreet Corp., Term Loan B, 1 Month LIBOR +3.25%		5.74	2/8/2026	4,324,295	[d]	4,215,106
ECL Entertainment LLC, Term Loan B, 3 Month LIBOR +7.50%		9.75	4/30/2028	1,762,200	[d]	1,757,794
EP Purchaser LLC, Closing Date Term Loan, 3 Month LIBOR +3.50%		5.75	11/4/2028	3,830,400	[d]	3,772,944
Finthrive Software Intermediate, Term Loan, 1 Month LIBOR +4.00%		6.49	12/17/2028	4,138,458	[d]	4,003,958
Genesys Cloud Services, Dollar Term Loan B-4, 1 Month LIBOR +4.00%		6.52	12/1/2027	3,260,566	[d]	3,213,109
Genesys Cloud Services, Initial Euro Term Loan B-4, 1 Month EURIBOR +4.25%	EUR	4.96	12/1/2027	1,994,937	[d]	1,974,369

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Information Technology - 9.9% (continued)
Hyland Software Inc., 2018 Refinancing Term Loan, 1 Month LIBOR +3.50%	6.02	7/1/2024	5,174,671	[d]	5,121,061
Ivanti Software Inc., First Lien Term Loan B, 3 Month LIBOR +4.25%	5.85	12/1/2027	2,237,482	[d]	1,924,581
Mitchell International, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	6.73	10/15/2028	3,130,718	[d]	2,998,633
Mitchell International, Second Lien Initial Term Loan, 3 Month LIBOR +6.50%	9.57	10/15/2029	784,615	[d]	740,810
Mitnick Corporate Purchaser, Initial Term Loan, 3 Month Term SOFR +4.75%	7.39	5/2/2029	4,250,000	[d]	4,157,052
Polaris Newco LLC, First Lien Dollar Term Loan, 1 Month LIBOR +4.00%	6.52	6/4/2028	3,881,103	[d]	3,737,521
Thoughtworks Inc., Initial Term Loan, 1 Month LIBOR +2.75%	5.27	3/26/2028	3,720,934	[d]	3,700,599
TIBCO Software Inc., Term Loan B-3, 1 Month LIBOR +3.75%	6.28	7/3/2026	3,542,562	[d]	3,532,377
UKG Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.75%	6.27	5/3/2026	6,765,705	[d]	6,604,208
				84,337,023
Insurance - 3.5%
Alliant Holdings Intermediate, 2021-2 New Term Loan, 1 Month LIBOR +3.50%	5.88	11/12/2027	5,254,586	[d]	5,124,535
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%	7.77	1/15/2029	3,004,663	[d]	2,580,255
Asurion LLC, New Term Loan B-8, 1 Month LIBOR +3.25%	5.77	12/23/2026	4,793,443	[d]	4,405,701
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	7.77	2/3/2028	5,217,585	[d]	4,508,855
HUB International Ltd., Incremental Term Loan B-3, 3 Month LIBOR +3.25%	5.78	4/25/2025	5,522,837	[d]	5,450,929
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	7.02	2/28/2025	4,114,720	[d]	3,988,069
Sedgwick Claims Management Services Inc., 2019 New Term Loan, 1 Month LIBOR +3.75%	6.27	9/3/2026	2,746,211	[d]	2,710,167
Sedgwick Claims Management Services Inc., 2020 Term Loan, 1 Month LIBOR +4.25%	6.77	9/3/2026	124,270	[d]	122,923

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Insurance - 3.5% (continued)
Sedgwick CMS Inc., Term Loan, 1 Month LIBOR +3.25%		5.77	12/31/2025	964,189	[d]	946,111
					29,837,545
Internet Software & Services - 2.5%
Eagle Broadband Investments, Initial Term Loan, 3 Month LIBOR +3.00%		5.31	11/12/2027	5,650,910	[d]	5,537,891
Endure Digital Inc., Initial Term Loan, 1 Month LIBOR +3.50%		5.87	2/10/2028	3,770,578	[d]	3,549,076
ION Trading Finance Ltd., Initial Dollar Term Loan, 3 Month LIBOR +4.75%		7.00	4/1/2028	836,438	[d]	816,221
ION Trading Finance Ltd., Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	4.25	4/1/2028	2,493,703	[d]	2,432,695
NortonLifeLock Inc., Term Loan B, 1 Month Term SOFR +2.00%		2.50	1/28/2029	2,000,000	[d]	1,946,000
Proofpoint Inc., Initial Term Loan, 3 Month LIBOR +3.25%		6.32	8/31/2028	3,647,936	[d]	3,521,170
Weddingwire Inc., Amendment No. 3 Term Loan, 1 Month Term SOFR +4.50%		7.06	12/21/2025	3,698,933	[d]	3,671,210
					21,474,263
Materials - 4.3%
Berlin Packaging LLC, Tranche Term Loan B-5, 1-3 Month LIBOR +3.75%		6.07	3/11/2028	1,784,176	[d]	1,728,742
Charter Nex US Inc., 2021 Refinancing Term Loan, 3 Month LIBOR +3.75%		6.56	12/1/2027	2,185,402	[d]	2,128,615
Clydesdale Acquisition, Term Loan B, 1 Month Term SOFR +4.18%		6.73	4/13/2029	3,285,417	[d]	3,179,873
Grinding Media Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		4.80	10/12/2028	4,890,638	[d]	4,719,466
Kouti BV, Term Loan, 3 Month EURIBOR +3.18%	EUR	3.76	8/31/2028	3,359,000	[d]	3,196,820
LABL Inc., Initial Dollar Term Loan, 1 Month LIBOR +5.00%		7.52	10/29/2028	4,328,250	[d]	4,189,616
MAR Bidco SARL, USD Facility Term Loan B, 3 Month LIBOR +4.05%		6.30	6/28/2028	3,111,963	[d]	2,944,695
Mauser Packaging Solutions, Initial Term Loan, 1 Month LIBOR +3.25%		5.62	4/3/2024	4,214,258	[d]	4,133,723
Pretium PKG Holdings Inc., First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		6.31	10/1/2028	1,133,314	[d]	1,070,981

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Materials - 4.3% (continued)
Proampac PG Borrower LLC, 2020-1 Term Loan, 1-3 Month LIBOR +3.75%		6.47	11/3/2025	4,989,528	[d]	4,871,027
Tecostar Holdings Inc., 2017 First Lien Term Loan, 3 Month LIBOR +3.50%		5.79	5/1/2024	2,680,808	[d]	2,479,747
Valcour Packaging LLC, Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		8.47	9/30/2029	1,720,000	[d]	1,479,200
					36,122,505
Media - 5.9%
Banijay Group US Holding, USD Facility Term Loan B, 1 Month LIBOR +3.75%		6.11	3/1/2025	2,507,267	[d]	2,486,507
Charter Communications Operating, Term Loan B2, 1 Month LIBOR +1.75%		4.28	2/1/2027	3,989,744	[d]	3,878,609
CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR +2.25%		4.64	7/17/2025	8,488,307	[d]	8,260,226
DIRECTV Financing LLC, Closing Date Term Loan, 1 Month LIBOR +5.00%		7.52	8/2/2027	4,856,762	[d]	4,660,063
E.W. Scripps Co., Tranche Term Loan B-3, 1 Month LIBOR +2.75%		5.27	1/7/2028	4,977,497	[d]	4,917,493
Gray Television Inc., Term Loan D, 1 Month LIBOR +3.00%		5.37	12/1/2028	5,488,722	[d]	5,418,137
Nexstar Media Inc., Term Loan B-4, 1 Month LIBOR +2.50%		2.50	9/18/2026	4,569,946	[d]	4,543,532
Radiate Holdco LLC, Amendment No. 6 New Term Loan, 1 Month LIBOR +3.25%		5.77	9/25/2026	3,836,342	[d]	3,670,439
Sinclair Television Group, Term Loan B4, 1 Month Term SOFR +3.75%		6.31	4/13/2029	3,044,776	[d]	2,919,179
UPC Broadband Holding BV, Facility AY Term Loan, 6 Month EURIBOR +3.00%	EUR	3.36	1/31/2029	3,000,000	[d]	2,901,582
UPC Financing Partnership, Facility AX Term Loan, 1 Month LIBOR +3.00%		5.39	1/31/2029	1,000,000	[d]	975,625
Virgin Media Bristol LLC, Facility Q Advance,1 Month LIBOR +3.25%		5.64	1/31/2029	3,000,000	[d]	2,970,630
Virgin Media SFA Finance, Facility O Term Loan, 3 Month EURIBOR +2.50%	EUR	2.50	1/31/2029	3,000,000	[d]	2,847,360
					50,449,382

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Real Estate - .1%
Starwood Property Mortgage, Initial Term Loan,1 Month LIBOR +2.50%		5.02	7/26/2026	500,000	[d]	491,250
Retailing - 2.5%
Great Outdoors Group LLC, Term Loan B-2, 1 Month LIBOR +3.75%		6.27	3/5/2028	7,062,608	[d]	6,863,090
LS Group OpCo Acquistion, Initial Term Loan, 6 Month LIBOR +3.25%		6.58	11/2/2027	2,181,068	[d]	2,132,899
SRS Distribution Inc., 2021 Refinancing Term Loan, 3 Month LIBOR +3.50%		6.31	6/4/2028	2,851,457	[d]	2,762,862
Staples Inc., 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%		7.78	4/12/2026	4,937,546	[d]	4,374,123
The Michaels Companies, Term Loan B, 3 Month LIBOR +4.25%		6.50	4/15/2028	997,481	[d]	832,273
Woof Holdings Inc., First Lien Initial Term Loan, 3 Month LIBOR +3.75%		5.81	12/21/2027	4,398,340	[d]	4,288,381
					21,253,628
Semiconductors & Semiconductor Equipment - 1.7%
Entegris Inc., Tranche Term Loan B, 1-3 Month Term SOFR +3.00%		5.53	7/6/2029	3,812,500	[d]	3,808,764
MKS Instruments Inc., Term Loan B, 3 Month Term SOFR +2.75%		5.15	4/11/2029	3,989,525	[d]	3,957,947
Natel Engineering Inc., Initial Term Loan, 3-6 Month LIBOR +6.25%		7.83	4/30/2026	2,982,324	[d]	2,788,473
Ultra Clean Holdings Inc., Second Amendment Term Loan B, 1 Month LIBOR +3.75%		6.27	8/27/2025	4,139,116	[d]	4,095,138
					14,650,322
Technology Hardware & Equipment - 3.8%
Access CIG LLC, First Lien Term Loan B, 3 Month LIBOR +3.75%		6.82	2/27/2025	1,877,190	[d]	1,830,260
Atlas CC Acquisition Corp., First Lien Term Loan B, 3 Month LIBOR +4.25%		7.32	5/25/2028	3,950,672	[d]	3,746,561
Atlas CC Acquisition Corp., First Lien Term Loan C, 3 Month LIBOR +4.25%		7.32	5/25/2028	803,527	[d]	762,012
Marnix SAS, Additional Term Loan B, 3 Month SOFR +3.75%		6.03	8/2/2028	583,400	[d]	568,815
Marnix SAS, Facility Term Loan B, 3 Month EURIBOR +3.00%	EUR	3.05	11/19/2026	3,500,000	[d]	3,347,808
Mcafee Corp., Tranche Term Loan B-1, 1 Month Term SOFR +3.75%		6.16	3/1/2029	5,905,615	[d]	5,621,407

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Technology Hardware & Equipment - 3.8% (continued)
Mcafee Corp., Tranche Term Loan B-2, 1 Month EURIBOR +4.00%	EUR	4.00	3/1/2029	1,000,000	[d]	975,917
Peraton Corp., First Lien Term Loan B, 1 Month LIBOR +3.75%		6.27	2/1/2028	3,421,728	[d]	3,333,328
Sitel Worldwide Corp., Initial Dollar Term Loan, 3 Month LIBOR +3.75%		6.01	8/27/2028	1,977,039	[d]	1,941,699
Surf Holdings LLC, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR +3.50%		5.17	3/5/2027	2,381,549	[d]	2,329,822
Surf Holdings SARL, Senior Secured First Lien Euro Tranche Term Loan, 3 Month EURIBOR +3.50%	EUR	3.50	3/5/2027	1,994,911	[d]	1,902,040
Tempo Acquisition LLC, Additional Initial Term B-1 Loan, 1 Month Term SOFR +3.00%		5.46	8/31/2028	4,271,746	[d]	4,216,213
VeriFone Systems Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		7.00	8/20/2025	1,530,206	[d]	1,421,179
					31,997,061
Telecommunication Services - 3.7%
Altice France SA, USD TLB-13 Incremental Term Loan, 3 Month LIBOR +4.00%		6.91	8/14/2026	6,719,813	[d]	6,535,858
CCI Buyer Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		6.05	12/17/2027	7,074,061	[d]	6,822,048
Cincinnati Bell Inc., Term Loan B-2, 1 Month Term SOFR +3.35%		5.81	11/23/2028	3,048,820	[d]	2,994,520
CommScope Inc., Initial Term Loan, 1 Month LIBOR +3.25%		5.77	4/4/2026	3,973,234	[d]	3,821,139
Connect Finco SARL, Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR +3.50%		6.03	12/12/2026	4,329,596	[d]	4,213,239
Crown Subsea Communications, Initial Term Loan, 1 Month LIBOR +4.75%		7.12	4/27/2027	1,994,696	[d]	1,954,802
Iridium Satellite LLC, Term Loan B2, 1 Month LIBOR +2.50%		5.02	11/4/2026	5,474,548	[d]	5,417,065
					31,758,671
Transportation - 1.2%
First Student Bidco Inc., Initial Term Loan B, 3 Month LIBOR +3.00%		5.23	7/21/2028	3,236,036	[d]	3,120,348
First Student Bidco Inc., Initial Term Loan C, 3 Month LIBOR +3.00%		5.23	7/21/2028	1,199,837	[d]	1,156,943
OLA Netherlands BV, Term Loan, 1 Month Term SOFR +6.25%		8.66	12/3/2026	2,857,975	[d]	2,745,442

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.4% (continued)
Transportation - 1.2% (continued)
Worldwide Express Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%	6.25	7/26/2028	3,129,417	[d]	2,996,917
				10,019,650
Utilities - .9%
Astoria Energy LLC, Advance Term Loan B, 1 Month LIBOR +3.50%	6.02	12/10/2027	2,250,157	[d]	2,218,092
Eastern Power LLC, Term Loan B, 3 Month LIBOR +3.75%	6.00	10/2/2025	2,877,394	[d]	2,468,488
EFS Cogen Holdings I LLC, Advance Term Loan B, 3 Month LIBOR +3.50%	5.76	10/1/2027	3,025,191	[d]	2,924,346
				7,610,926
Total Floating Rate Loan Interests (cost $758,390,786)			734,870,699
			Shares
Common Stocks - .0%
Information Technology - .0%
Skillsoft Corp. (cost $369,410)			34,850	[h]	112,217

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
Invesco Senior Loan ETF			120,110	[e]	2,518,707
SPDR Blackstone Senior Loan ETF			47,200		2,021,576
Total Exchange-Traded Funds (cost $4,554,166)			4,540,283
	1-Day Yield (%)
Investment Companies - 9.0%
Registered Investment Companies - 9.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $76,316,181)	2.34		76,316,181	[i]	76,316,181

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,281,960)	2.34	3,281,960	[i] 3,281,960
Total Investments (cost $914,558,636)		103.8%	883,236,162
Liabilities, Less Cash and Receivables		(3.8%)	(32,285,812)
Net Assets		100.0%	850,950,350

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, these securities were valued at $56,636,846 or 6.66% of net assets.

c Payment-in-kind security and interest may be paid in additional par.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security, or portion thereof, on loan. At August 31, 2022, the value of the fund’s securities on loan was $3,177,552 and the value of the collateral was $3,281,960. In addition, the value of collateral may include pending sales that are also on loan.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	22.1
Communications	16.2
Technology	15.5
Industrial	12.8
Consumer, Cyclical	10.8
Investment Companies	9.9
Financial	6.5
Collateralized Loan Obligations	3.2
Energy	3.2
Basic Materials	2.3
Utilities	1.3
103.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 8/31/2021	Purchases ($)†	Sales ($)	Value ($) 8/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 9.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 9.0%	58,401,662	329,379,676	(311,465,157)	76,316,181	465,914
Investment of Cash Collateral for Securities Loaned - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .4%	6,282,173	99,169,313	(102,169,526)	3,281,960	77,381	††
Total - 9.4%	64,683,835	428,548,989	(413,634,683)	79,598,141	543,295

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Citigroup
United States Dollar	58,710,368	Euro	58,600,000	9/26/2022	(283,355)
Gross Unrealized Depreciation					(283,355)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,177,552)—Note 1(c):
Unaffiliated issuers	834,960,495	803,638,021
Affiliated issuers	79,598,141	79,598,141
Cash		3,233,194
Cash denominated in foreign currency	1,320,506	1,304,657
Receivable for investment securities sold		23,684,535
Dividends, interest and securities lending income receivable		4,925,334
Receivable for shares of Common Stock subscribed		4,187,607
Prepaid expenses		68,148
		920,639,637
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		484,145
Payable for investment securities purchased		62,625,675
Liability for securities on loan—Note 1(c)		3,281,960
Payable for shares of Common Stock redeemed		2,889,617
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		283,355
Directors’ fees and expenses payable		16,279
Other accrued expenses		108,256
		69,689,287
Net Assets ($)		850,950,350
Composition of Net Assets ($):
Paid-in capital		986,471,672
Total distributable earnings (loss)		(135,521,322)
Net Assets ($)		850,950,350

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	20,367,184	765,048	144,273,976	685,544,142
Shares Outstanding	1,856,240	69,811	13,182,973	62,730,608
Net Asset Value Per Share ($)	10.97	10.96	10.94	10.93

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income ($):
Income:
Interest	40,264,574
Dividends:
Unaffiliated issuers	269,202
Affiliated issuers	465,914
Income from securities lending—Note 1(c)	77,381
Total Income	41,077,071
Expenses:
Management fee—Note 3(a)	5,254,706
Loan commitment fees—Note 2	208,415
Shareholder servicing costs—Note 3(c)	171,057
Professional fees	125,714
Registration fees	97,455
Directors’ fees and expenses—Note 3(d)	80,510
Prospectus and shareholders’ reports	29,949
Chief Compliance Officer fees—Note 3(c)	17,169
Custodian fees—Note 3(c)	6,561
Distribution fees—Note 3(b)	4,187
Miscellaneous	79,314
Total Expenses	6,075,037
Less—reduction in expenses due to undertaking—Note 3(a)	(54,052)
Net Expenses	6,020,985
Net Investment Income	35,056,086
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(12,468,128)
Net realized gain (loss) on forward foreign currency exchange contracts	7,345,096
Net Realized Gain (Loss)	(5,123,032)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(34,922,635)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(152,966)
Net Change in Unrealized Appreciation (Depreciation)	(35,075,601)
Net Realized and Unrealized Gain (Loss) on Investments	(40,198,633)
Net (Decrease) in Net Assets Resulting from Operations	(5,142,547)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2022	2021
Operations ($):
Net investment income	35,056,086	30,056,586
Net realized gain (loss) on investments	(5,123,032)	3,984,245
Net change in unrealized appreciation (depreciation) on investments	(35,075,601)	14,711,191
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,142,547)	48,752,022
Distributions ($):
Distributions to shareholders:
Class A	(819,234)	(559,205)
Class C	(17,117)	(16,295)
Class I	(4,688,438)	(3,405,384)
Class Y	(28,028,547)	(25,337,296)
Total Distributions	(33,553,336)	(29,318,180)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	27,174,221	20,556,516
Class C	480,530	151,878
Class I	113,270,770	57,867,939
Class Y	309,371,386	187,517,421
Distributions reinvested:
Class A	728,789	531,684
Class C	14,263	13,423
Class I	4,661,076	3,381,482
Class Y	7,823,172	7,598,349
Cost of shares redeemed:
Class A	(23,440,252)	(10,826,322)
Class C	(155,781)	(540,231)
Class I	(73,601,212)	(29,108,962)
Class Y	(228,738,426)	(160,732,171)
Increase (Decrease) in Net Assets from Capital Stock Transactions	137,588,536	76,411,006
Total Increase (Decrease) in Net Assets	98,892,653	95,844,848
Net Assets ($):
Beginning of Period	752,057,697	656,212,849
End of Period	850,950,350	752,057,697

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2022	2021
Capital Share Transactions (Shares):
Class A
Shares sold	2,403,741	1,791,709
Shares issued for distributions reinvested	64,709	46,581
Shares redeemed	(2,099,084)	(945,771)
Net Increase (Decrease) in Shares Outstanding	369,366	892,519
Class C
Shares sold	43,124	13,218
Shares issued for distributions reinvested	1,277	1,187
Shares redeemed	(13,860)	(47,621)
Net Increase (Decrease) in Shares Outstanding	30,541	(33,216)
Class Ia
Shares sold	10,226,561	5,064,067
Shares issued for distributions reinvested	416,617	298,422
Shares redeemed	(6,616,713)	(2,555,513)
Net Increase (Decrease) in Shares Outstanding	4,026,465	2,806,976
Class Ya
Shares sold	27,738,624	16,529,040
Shares issued for distributions reinvested	699,502	672,727
Shares redeemed	(20,678,812)	(14,210,096)
Net Increase (Decrease) in Shares Outstanding	7,759,314	2,991,671

[a]

During the period ended August 31, 2022, 921,916 Class Y shares representing $10,317,186 were exchanged for 920,582 Class I shares and during the period ended August 31, 2021, 604,656 Class Y shares representing $6,884,187 were exchanged for 603,756 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.50	11.16	11.64	12.07	12.13
Investment Operations:
Net investment income[a]	.45	.46	.55	.65	.51
Net realized and unrealized gain (loss) on investments	(.54)	.33	(.48)	(.47)	(.11)
Total from Investment Operations	(.09)	.79	.07	.18	.40
Distributions:
Dividends from net investment income	(.44)	(.45)	(.55)	(.61)	(.46)
Net asset value, end of period	10.97	11.50	11.16	11.64	12.07
Total Return (%)[b]	(.83)	7.18	.69	1.59	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.10	1.19	1.12	.99
Ratio of net expenses to average net assets	1.03	1.04	1.04	1.02	.99
Ratio of net investment income to average net assets	4.05	4.01	4.74	5.26	4.19
Portfolio Turnover Rate	59.58	81.57	93.27	86.44	91.78
Net Assets, end of period ($ x 1,000)	20,367	17,093	6,634	26,637	19,165

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.49	11.15	11.63	12.06	12.11
Investment Operations:
Net investment income[a]	.36	.36	.44	.54	.41
Net realized and unrealized gain (loss) on investments	(.53)	.34	(.45)	(.45)	(.10)
Total from Investment Operations	(.17)	.70	(.01)	.09	.31
Distributions:
Dividends from net investment income	(.36)	(.36)	(.47)	(.52)	(.36)
Net asset value, end of period	10.96	11.49	11.15	11.63	12.06
Total Return (%)[b]	(1.54)	6.36	(.05)	.82	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89	1.94	1.84	1.80	1.78
Ratio of net expenses to average net assets	1.78	1.79	1.79	1.77	1.75
Ratio of net investment income to average net assets	3.30	3.26	3.94	4.52	3.40
Portfolio Turnover Rate	59.58	81.57	93.27	86.44	91.78
Net Assets, end of period ($ x 1,000)	765	451	808	1,745	2,166

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended August 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.47	11.14	11.62	12.05	12.11
Investment Operations:
Net investment income[a]	.48	.48	.54	.68	.54
Net realized and unrealized gain (loss) on investments	(.54)	.33	(.44)	(.47)	(.10)
Total from Investment Operations	(.06)	.81	.10	.21	.44
Distributions:
Dividends from net investment income	(.47)	(.48)	(.58)	(.64)	(.50)
Net asset value, end of period	10.94	11.47	11.14	11.62	12.05
Total Return (%)	(.56)	7.38	1.06	1.78	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.86	.85	.82	.77
Ratio of net expenses to average net assets	.78	.79	.79	.77	.75
Ratio of net investment income to average net assets	4.30	4.26	4.90	5.58	4.45
Portfolio Turnover Rate	59.58	81.57	93.27	86.44	91.78
Net Assets, end of period ($ x 1,000)	144,274	105,019	70,716	89,078	18,280

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.45	11.12	11.60	12.03	12.09
Investment Operations:
Net investment income[a]	.49	.49	.55	.66	.54
Net realized and unrealized gain (loss) on investments	(.54)	.32	(.44)	(.44)	(.10)
Total from Investment Operations	(.05)	.81	.11	.22	.44
Distributions:
Dividends from net investment income	(.47)	(.48)	(.59)	(.65)	(.50)
Net asset value, end of period	10.93	11.45	11.12	11.60	12.03
Total Return (%)	(.45)	7.44	1.03	1.90	3.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.75	.75	.73	.72
Ratio of net expenses to average net assets	.73	.75	.75	.73	.72
Ratio of net investment income to average net assets	4.35	4.30	4.95	5.55	4.46
Portfolio Turnover Rate	59.58	81.57	93.27	86.44	91.78
Net Assets, end of period ($ x 1,000)	685,544	629,495	578,055	790,351	1,121,392

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

On August 4, 2022 the Company’s Board of Directors (the “Board”) approved, effective September 8, 2022, the Adviser, as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and adopted all other updates pursuant to Rule 2A-5.

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO FINANCIAL STATEMENTS (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	27,204,664	-	27,204,664
Corporate Bonds	-	36,910,158	-	36,910,158
Equity Securities - Common Stocks	112,217	-	-	112,217
Exchange-Traded Funds	4,540,283	-	-	4,540,283
Floating Rate Loan Interests	-	734,870,699	-	734,870,699
Investment Companies	79,598,141	-	-	79,598,141
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(283,355)	-	(283,355)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests & Equity Securities-Common Stocks ($)
Balance as of 8/31/2021†	1,802,368
Net realized gain (loss)	25,587
Change in unrealized appreciation (depreciation)	(60,026)
Purchases/Issuances	-
Sales/Dispositions	(1,767,929)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as 8/31/2022	-
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2022	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2022, BNY Mellon earned $10,551 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches

NOTES TO FINANCIAL STATEMENTS (continued)

in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2022, the Board declared a cash dividend of $.047, $.039, $.049 and $.049 per share from undistributed net investment income for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2022, to shareholders of record as of the close of business on August 31, 2022. The ex-dividend date was September 1, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,694,558, accumulated capital losses $110,742,494 and unrealized depreciation $31,473,386.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022. The fund has $25,246,834 of short-term capital losses and $85,495,660 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows: ordinary income $33,553,336 and $29,318,180, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2021, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 31, 2022, the Adviser may terminate the expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $54,052 during the period ended August 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended August 31, 2022, the Distributor retained $1,939 from commissions earned on sales of the fund’s Class A shares.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2022, Class C shares were charged $4,187 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2022, Class A and Class C shares were charged $52,464 and $1,396, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2022, the fund was charged $13,603 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2022, the fund was charged $6,561 pursuant to the custody agreement.

During the period ended August 31, 2022, the fund was charged $17,169 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $472,770, Distribution Plan fees of $488, Shareholder Services Plan fees of $4,566, Custodian fees of $3,500, Chief Compliance Officer fees of $2,539 and Transfer Agent fees of $3,556, which are offset against an expense reimbursement currently in effect in the amount of $3,274.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2022, amounted to $606,363,971 and $462,377,438, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2022, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(283,355)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(283,355)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(283,355)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(283,355)		-	180,000		(103,355)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2022:

Average Market Value ($)
Forward contracts	44,758,953

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2022, the cost of investments inclusive of derivative contracts for federal income tax purposes was $915,307,979; accordingly, accumulated net unrealized depreciation on investments was $32,071,817, consisting of $976,987 gross unrealized appreciation and $33,048,804 gross unrealized depreciation.

NOTE 5—Change in Control of Sub-Adviser:

The Sub-Adviser serves as the sub-adviser to the fund pursuant to a sub-investment advisory agreement (the “Current Sub-Advisory Agreement”) between the Adviser, the fund’s investment adviser, and the Sub-Adviser. The Sub-Adviser is currently an indirect subsidiary of BNY Mellon, the parent company of the Adviser.

On March 30, 2021, BNY Mellon entered a definitive agreement to sell all of its indirect equity interest in the Sub-Adviser (the “Transaction”) to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions. The Transaction is expected to be completed on or about November 1, 2022 (the “Closing Date”), subject to customary closing conditions, including regulatory approvals.

As a result of the Transaction, there will be a “change in control” of the Sub-Adviser, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended, as of the Closing Date. Consequently, the Board for the fund approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, with respect to the fund. Pursuant to the fund’s manager of managers order, shareholder approval of the New Sub-Advisory Agreement was not required. The New Sub-Advisory Agreement will take effect on the Closing Date.

There will be no increase in the advisory fee payable by the fund to the Adviser as a consequence of the Transaction and the sub-advisory fee payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to the Sub-Adviser under the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement and the fund’s investment strategy, management policies and portfolio managers are currently not expected to change in connection with the implementation of the New Sub-Advisory Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Floating Rate Income Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc. including the statement of investments as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with custodian, agent banks, and brokers or by other appropriate auditing procedures when replies from agent bank, and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 90.49% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends and capital gains distributions paid for the 2022 calendar year on Form 1099-DIV which will be mailed in early 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2-3, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median the one-, two- and five-year periods and below the Performance Group medians for three- and four-year periods, and was above the Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

**************************************************

At a meeting of the fund’s Board of Directors (the “Board”) held on August 4, 2022 (the “August Meeting”), the Board considered and approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”), between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of the fund, and Alcentra NY, LLC (“Alcentra NY”), the fund’s sub-adviser, pursuant to which Alcentra NY would continue to provide day-to-day management of the fund’s portfolio. Alcentra NY currently provides day-to-day management of the fund’s portfolio pursuant to a sub-investment advisory agreement (the “Current Sub-Advisory Agreement”) between BNYM Adviser, on behalf of the fund, and Alcentra NY. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, “Alcentra”), which is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

BNYM Adviser. At the August Meeting, representatives of BNYM Adviser stated that, in May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the “Transaction”). The Transaction is expected to be completed by or before the first quarter of 2023 (the “Closing Date”), at which time Alcentra NY will become a subsidiary of Franklin Templeton and there will be a “change in control” of Alcentra NY, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). To enable Alcentra NY to continue to provide day-to-day management of the fund’s investments after the automatic termination of the Current Sub-Advisory Agreement, the Board members present in person at the August Meeting, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (“Independent Board Members”), unanimously approved the New Sub-Advisory Agreement that would go into effect on the Closing Date.

The Current Sub-Advisory Agreement was most recently reapproved by the Board for a one-year continuance at a meeting held March 2-3, 2022 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from BNYM Adviser and Alcentra NY they deemed reasonably necessary for their review of the Current Sub-Advisory Agreement and the performance and services provided by Alcentra NY. The information received by the Board included information related to the fees paid by the fund to BNYM Adviser and by BNYM Adviser to Alcentra NY and the profitability of BNYM Adviser with respect to the fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the New Sub-Advisory Agreement, other than the information about the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY, as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the New Sub-Advisory Agreement. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the New Sub-Advisory Agreement, the Board considered whether the approval of the New Sub-Advisory Agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of approval of the New Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement. It is currently anticipated that the New Sub-Advisory Agreement will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the New Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the fund under the New Sub-Advisory Agreement, the Board considered (i) Alcentra NY’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY’s expertise in providing portfolio management services to the fund and the performance history of the fund; (iii) Alcentra NY’s investment strategy for the fund; (iv) the fund’s long- and short-term performance relative to comparable funds and unmanaged indices; and (v) Alcentra NY’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the investment policies, strategies or objective of the fund, or to the status of Chris Barris and Kevin Cronk as primary portfolio managers of the fund, as a result of the Transaction or in connection with the implementation of the New Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Alcentra NY, and the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. The Board also considered the financial resources that will be available to Alcentra NY. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of Alcentra NY’s investment professionals, specifically including Messrs.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Barris and Cronk, who will continue to provide services to the fund after the Transaction. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

Fund Investment Performance. Because existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction, the Board members considered the investment performance of those investment professionals in managing the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement.

At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2021. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

At the August Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. BNYM Adviser also provided information comparing the fund’s performance with its benchmark index and Morningstar category percentile ranking, all for various periods ended July 31, 2022. The Board discussed with representatives of BNYM Adviser and Alcentra NY the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during specified periods, the Board noted the explanations from BNYM Adviser and Alcentra NY concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the fund’s assets are currently expected to remain the same under the New Sub-Advisory Agreement. The Board also considered the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreement.

Management Fee and New Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to BNYM Adviser pursuant to the Management Agreement and the fee payable by BNYM Adviser to Alcentra NY pursuant to the Current Sub-Advisory Agreement. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the New Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the fund and the respective services provided by Alcentra NY and BNYM Adviser. The Board noted that the proposed fee would be the same as that payable under the Current Sub-Advisory Agreement and that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. The Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Management Agreement and New Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board received and considered a profitability analysis of BNYM Adviser and its affiliates in providing services to the fund. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the August Meeting, the Board noted that because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the New Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser’s profitability with respect to the fund. The Board, therefore, determined that BNYM Adviser’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the New Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. The fund has established a Highly Liquid Investment Minimum (“HLIM”) and will review the HLIM periodically, no less frequently than annually. The fund has adopted policies and procedures to address any shortfall of the fund’s highly liquid assets below the HLIM and the Program Administrator will notify the fund board if the shortfall lasts for more than seven consecutive calendar days. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness, describes any material changes made to the Program and the determination of the fund’s HLIM.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Kenneth A. Himmel (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Floating Rate Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6240AR0822

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,990 in 2021 and $59,150 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,420 in 2021 and $5,600 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $ 0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

          David J. DiPetrillo

           President (Principal Executive Officer)

Date: October 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

          David J. DiPetrillo

          President (Principal Executive Officer)

Date: October 21, 2022

By: /s/ James Windels

         James Windels

         Treasurer (Principal Financial Officer)

Date: October 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)